EXHIBIT 10.58


                                    PANABANK
                            BANCO PANAMERICANO, S.A.

Panama, June 17, 1997

Mr. David Djemal
EZCONY TRADING CORP.
Colon Province Free Zone

         RE.: Approval of Revolving Line of Credit

Dear Mr. Djemal:

This is to confirm the terms and conditions approved by the Bank's Credit Committee for the Revolving Line of Credit granted to your company:

1.   AMOUNT                Credit Line for US$ 1,000,000.00, in United States
                           legal tender

2.   FACILITY              Revolving Credit Line

3. PURPOSE Opening and refinancing of letters of credit and advances for inventory purchases, and Stand-By letter of credit for up to US$300,000.00

4. REPAYMENT Payment shall be made in 180 days, through consecutive monthly interest-payment installments and a single principal repayment at maturity

5.   MATURITY              1 year, renewable

6. SECURITY DPF for US$ 300,000.00, Personal Bond from the company's shareholders, and Joint Bond from the related companies Ezcony Interamerica, Inc., Ezcony International Corp., Ezcony Do Brasil, and New World Interactive

BANCO PANAMERICANO S.A.

EZCONY TRADING CORP.
June 17, 1997
Page No. 2

7.   INTEREST              The interest rate to be applied shall be the Prime
                           Rate + 1.5%

8.   OTHER
     REQUIREMENTS          Maintain  compensatory  balances  amounting  to not
                           less than 5% in a  checking account

If you agree to the conditions indicated above, please notify us to send you the Line of Credit Contract and the respective Bond Contracts.

This credit will be subject to the credit policies of Banco Panamericano, C.A. (PANABANK).

Please contact the undersigned for any inquiry in respect hereof.

Sincerely yours,

BANCO PANAMERICANO, S.A. (PANABANK)

(signed, illegible)                                  (signed, illegible)
Guido Martinelli, Jr.                                Gustavo M. Eisenmann A.
Executive Vice President                             Credit Manager
and General Manager


/cer